UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission file number)	(I.R.S. Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 5, 2022, Lockheed Martin Corporation (the “Company”) completed the issuance and sale of a total of $2,300,000,000 of senior unsecured notes, consisting of $800,000,000 aggregate principal amount of 3.900% Notes due 2032 (the “2032 Notes”), $850,000,000 aggregate principal amount of 4.150% Notes due 2053 (the “2053 Notes”) and $650,000,000 aggregate principal amount of 4.300% Notes due 2062 (the “2062 Notes” and, together with the 2032 Notes and the 2053 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated April 21, 2022, among the Company and Wells Fargo Securities, LLC and BofA Securities, Inc., as representatives of the several underwriters named in Schedule I thereto. The Notes were sold in a public offering pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-237836) and the base prospectus included in that registration statement, as supplemented by the final prospectus supplement, dated April 21, 2022, as filed with the Securities and Exchange Commission (“SEC”) on April 22, 2022 (the “Final Prospectus Supplement”).

The 2032 Notes mature on June 15, 2032, the 2053 Notes mature on June 15, 2053 and the 2062 Notes mature on June 15, 2062. The Company will pay interest on each series of Notes semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2022. The Company may, at its option, redeem the Notes of any series in whole or in part at any time and from time to time at the redemption prices described in the Final Prospectus Supplement and the applicable Note.

The Notes were issued under the indenture, dated as of September 6, 2011 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of April 21, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. A copy of the Base Indenture was previously filed as Exhibit 4.1 to the Company’s registration statement on Form S-3 (File No. 333-237836) filed with the SEC on April 24, 2020 and a copy of the Supplemental Indenture was previously filed as Exhibit 4.1 to the Company’s Form 8-K (Items 8.01 and 9.01) filed with the SEC on April 21, 2022.

The Company intends to use the net proceeds from the offering of the Notes to redeem all of its outstanding $500,000,000 in aggregate principal amount of 3.10% Notes due 2023 and $750,000,000 in aggregate principal amount of 2.90% Notes due 2025 at their applicable redemption prices, and to use the balance of the net proceeds to redeem $1,000,000,000 of its outstanding $2,000,000,000 in aggregate principal amount of 3.55% Notes due 2026 at their redemption price, to pay related fees and expenses and for general corporate purposes.

A copy of the Underwriting Agreement and the forms of Notes are filed as exhibits to this report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated April 21, 2022, by and among Lockheed Martin Corporation and Wells Fargo Securities, LLC and BofA Securities, Inc., as representatives of the several underwriters named in Schedule I thereto

4.1	Form of 3.900% Notes due 2032

4.2	Form of 4.150% Notes due 2053

4.3	Form of 4.300% Notes due 2062

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: May 5, 2022	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel